UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	001-16133 (Commission File Number)	06-1245881 (IRS Employer Identification No.)

600 FIFTH AVENUE, 23rd FLOOR NEW YORK, NEW YORK (Address of Principal Executive Offices)	10020 (Zip Code)

    Registrant’s telephone number, including area code: (212) 489-2100

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Delcath Systems, Inc. (the “Company”) has announced that, effective September 14, 2009, David A. McDonald has been appointed Chief Financial Officer of the Company.

Mr. McDonald, 49, was formerly the Senior Vice President of Business Development at AngioDynamics, Inc. (NASDAQ: ANGO), where he led the company's business development activities. Mr. McDonald founded Minneapolis-based Cornerstone Healthcare Advisors LLC in April 2005, which he led until joining AngioDynamics in July 2008. At Cornerstone he provided advisory and consulting services to emerging medical technology companies and their financial sponsors. Prior to 2005, Mr. McDonald was a Managing Director and leader of Medical Technology Investment Banking at RBC Capital Markets where he developed senior and Board level relationships with leading private, public and venture capital firms in the medical device and diagnostics industries. While at RBC and Cornerstone, Mr. McDonald advised on more than 50 banking deals.

In connection with his appointment, Mr. McDonald has entered into a two-year employment agreement ("Employment Agreement") with the Company commencing September 14, 2009.  The agreement provides that Mr. McDonald i) will receive a base salary of $325,000 per year, (ii) is eligible to receive an annual bonus based on performance, (iii) has been granted stock options under the Company’s 2009 Stock Incentive Plan (the “Plan”) to purchase 250,000 shares of the Company’s common stock, which are exercisable ratably over the 24 months of the Employment Agreement in accordance with, and subject to, the terms of the stock option grant letter dated September 14, 2009 between the Company and McDonald (the “Stock Option Grant Letter”), (iv) has been granted 50,000 shares of restricted common stock of the Company under the Plan, and in accordance with, and subject to, the terms of a restricted stock agreement dated as of September 14, 2009 between the Company and McDonald (the “Restricted Stock Agreement”), (v) a special one-time starting bonus of $125,000, which is subject to claw-back in certain circumstances, (vi) in the event of certain involuntary terminations, will receive, subject to the delivery of a general release, severance equal to one year’s base salary, and (vii) will be eligible for certain customary benefits.  The Employment Agreement also contains certain customary terms, including non-competition, non-solicitation, non-disparagement and confidentiality covenants.

The foregoing description of the Employment Agreement, the Stock Option Grant Letter and the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of these agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. Copies of the stock option grant letters between the Company and Eamonn P. Hobbs, President and Chief Executive Officer of the Company, and entered into between the Company and Mr. Hobbs pursuant to his employment agreement with the Company previously reported, are filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company issued a press release dated September 14, 2009 announcing the appointment of Mr. McDonald, a copy of press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01	Other Events.
In a press release issued on September 11, 2009, the Company announced that the Data and Safety Monitory Board (“DSMB”) has recommended the continuation of the Company’s Phase III clinical trial.  A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.                      The following exhibits are filed with the report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1 10.2 10.3 10.4 10.5 99.1 99.2
Employment Agreement between David A. McDonald and the Company
Stock Option Grant Letter - David A. McDonald
Restricted Stock Agreement - David A. McDonald
Stock Option Grant Letter - Eamonn P. Hobbs
Stock Option Grant Letter - Eamonn P. Hobbs
Press Release of Delcath Systems, Inc. dated September 14, 2009
Press Release of Delcath Systems, Inc. dated September 11, 2009

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:  September 16, 2009

DELCATH SYSTEMS, INC. By: /s/ Eamonn Hobbs Name: Eamonn Hobbs Title: Chief Executive Officer

EXHIBIT INDEX
Exhibit Number 10.1 10.2 10.3 10.4 10.5 99.1 99.2
Description of Exhibit

Employment Agreement between David A. McDonald and the Company
Stock Option Grant Letter - David A. McDonald
Restricted Stock Agreement - David A. McDonald
Stock Option Grant Letter - Eamonn P. Hobbs
Stock Option Grant Letter - Eamonn P. Hobbs
Press Release of Delcath Systems, Inc. dated September 14, 2009
Press Release of Delcath Systems, Inc. dated September 11, 2009